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                                                             Exhibit 10.33


                        EXCHANGE AND AMENDMENT AGREEMENT

                                 BY AND BETWEEN

                          APCOA/STANDARD PARKING, INC.A

                                       AND

                                  FIDUCIA LTD.

                          Dated as of November 20, 2001

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                        EXCHANGE AND AMENDMENT AGREEMENT

          EXCHANGE AND AMENDMENT AGREEMENT (this "AGREEMENT") dated as of November 20, 2001 (the "Closing Date"), by and between APCOA/STANDARD PARKING, INC. (the "COMPANY"), a corporation organized under the laws of Delaware, and Fiducia Ltd. ("FIDUCIA"), a company organized under the laws of Bermuda.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company proposes to offer to exchange (the "EXCHANGE OFFER") pursuant to an Offering Circular (as defined herein) (a) $50.0 million (with a minimum of $45.5 million and a maximum of $65.0 million) of its newly issued 14% Senior Subordinated Second Lien Notes due 2006 (the "NEW NOTES") for the Company's outstanding 9 1/4% Senior Subordinated Notes due 2008 (the "9 1/4% NOTES") plus $506.90 additional cash to the Company per $1,000 of aggregate principal amount of 9 1/4% Notes tendered (subject to adjustment as described in the Offering Circular) or, alternatively, (b) 0.1 shares of its 18% Senior Convertible Redeemable Preferred Stock (the "PREFERRED STOCK") per $1,000 of aggregate principal amount of 9 1/4% Notes tendered;

          WHEREAS, the Company seeks to amend the Indenture, dated as of March 30, 1998, between the Company, the guarantors named therein and State Street Bank and Trust Company, as trustee, (the "INDENTURE") governing the terms of its 9 1/4% Notes (the "AMENDMENTS") by soliciting the consents of holders of its 9 1/4% Notes to amend the Indenture (the "CONSENT SOLICITATION");

          WHEREAS, Fiducia owns and has power to dispose of $35.0 million of the 9 1/4% Notes (the "SUBJECT NOTES");

          WHEREAS, Fiducia desires that the Company undertake the Exchange Offer and the Consent Solicitation; and

          WHEREAS, the execution of this Agreement by Fiducia and the Company is a condition precedent to the making of the Exchange Offer and the Consent Solicitation by the Company.

          NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

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                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 GENERALLY. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Offering Circular.

          Section 1.2 DEFINITIONS

          "LIEN" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "OFFERING CIRCULAR" shall mean that Offering Circular and Consent Solicitation dated November 20, 2001 and accompanying documentation which sets forth the terms of the Exchange Offer and Consent Solicitation, substantially in the form provided to Fiducia on the date hereof.

          "PERMIT" shall mean all federal, state, local and foreign permits, approvals, licenses, authorizations, certificates, rights, exemptions and orders from Governmental Entities.

          "PERSON" shall mean and include an individual, a partnership, a limited liability partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated organization, a group, a government or other department or agency or political subdivision thereof or any other entity.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF FIDUCIA

          Fiducia hereby represents and warrants to the Company as of the Closing Date as follows:

          Section 2.1 DUE ORGANIZATION, ETC. Fiducia is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization. Fiducia further represents and warrants to, and covenants with, the Company that (i) Fiducia has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Fiducia, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization,

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moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 2.2 OWNERSHIP OF FIDUCIA. Fiducia, or its affiliates, beneficially owns the Subject Notes. Fiducia has sole power of disposition with respect to the Subject Notes with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement.

          Section 2.3 POWER TO DISPOSE AND CONSENT. Fiducia represents that it has all necessary power and authority to dispose of the Subject Notes pursuant to the Exchange Offer and to consent to the Amendments pursuant to the Consent Solicitation.

          Section 2.4 NO CONFLICTS. None of the execution and delivery of this Agreement by Fiducia, the consummation by Fiducia of the transactions contemplated hereby or compliance by Fiducia with any of the provisions hereof shall (i) conflict with or result in any breach of any applicable organizational documents applicable to Fiducia, (ii) result in, or give rise to, a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Fiducia is a party or by which Fiducia or any of the Subject Notes, properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Fiducia or any of Fiducia's properties or assets.

          Section 2.5 NO FINDER'S FEES. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Fiducia.

          Section 2.6 NO ENCUMBRANCES. The Subject Notes and the certificates representing the Subject Notes are now, and at all times during the term hereof will be, held by Fiducia, or by a nominee or custodian for the benefit of Fiducia, free and clear of all Liens except for any such encumbrances or proxies arising hereunder. The transfer by Fiducia of the Subject Notes to the Company pursuant to this Agreement shall pass to and unconditionally vest in the Company good and valid title to all of the Subject Notes, free and clear of all claims, Liens, restrictions, limitations and encumbrances whatsoever, other than any such encumbrances created by the Company.

          Section 2.7 INVESTMENT INTENT. This Agreement is made with Fiducia in reliance upon Fiducia's representations to the Company, which, by Fiducia's execution of this Agreement Fiducia hereby confirms, that the Preferred Stock to be received by Fiducia in exchange for the Subject Notes will be acquired for investment for Fiducia's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Fiducia has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Fiducia further represents that it does not have any contract,

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undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Preferred Stock.

          Section 2.8 RELIANCE ON REPRESENTATIONS. Fiducia understands that the Preferred Stock is not registered under the Securities Act on the ground that the sale provided for in the Exchange Offer and the issuance of securities thereunder is exempt from registration under the Securities Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Fiducia's representations set forth herein. Fiducia realizes that the basis for the exemption may not be present if, notwithstanding such representations, Fiducia has in mind merely acquiring shares of the Preferred Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Fiducia has no such intention.

          Section 2.9 EXPERIENCED INVESTOR. Fiducia represents that it is experienced in evaluating and investing in private placement transactions of securities and acknowledges that it is able to fend for itself, can bear the economic risk of such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Preferred Stock. Fiducia also represents that it has not been organized for the purpose of acquiring the Preferred Stock.

          Section 2.10 ACCREDITED INVESTOR. Fiducia represents that it is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D under the Securities Act.

          Section 2.11 RESTRICTED SECURITY. Fiducia represents and acknowledges that the Preferred Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and that in the absence of an effective registration statement covering the Preferred Stock or an available exemption from registration under the Securities Act, the Preferred Stock must be held indefinitely. Fiducia represents and acknowledges that the Preferred Stock will bear a legend substantially in the form set forth in the Offering Circular. Fiducia represents and acknowledges that the Company will be under no obligation to register the Preferred Stock under the Securities Act, and that the Company does not currently intend to register the Preferred Stock except to the extent set forth in the Offering Circular and the Certificate of Designation of the Preferred Stock.

          Section 2.12 NO APPROVAL. Fiducia further represents and acknowledges that the offer and sale of the Preferred Stock has not been approved or disapproved by the U.S. Securities and Exchange Commission or any other federal or state office or agency, nor will such offer and sale be approved by any such agency at the time of the consummation of the Exchange Offer and Consent Solicitation.

          Section 2.13 FULL INFORMATION. Fiducia represents and acknowledges that it has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms of the Preferred Stock, the Exchange Offer and the Consent Solicitation, and all such questions have been answered to full satisfaction of Fiducia. Fiducia understands that no person other than the Company has been authorized to make any representation or warranty other than as contained in the Offering Circular and, if made, such representation may

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not be relied on unless it is made in writing and signed by the Company. The
Company has not rendered any investment or tax advice to Fiducia with respect to the suitability of an investment in the Preferred Stock or the tax consequences thereof. The Company has urged Fiducia to consult its own tax advisor concerning any tax matters relating to this investment.

          Section 2.14 SUBJECT TO TERMS OF EXCHANGE OFFER. Fiducia represents and acknowledges that the terms of the Preferred Stock and the Exchange Offer are subject in all respects to the terms relating to the Preferred Stock and the Exchange Offer set forth in the Company's Offering Circular, substantially in the form attached hereto.

          Section 2.15 SOLE CONSIDERATION. Fiducia represents that the only consideration it will receive from the Company for entering into this Agreement and for the consummation of the transactions described herein will be the Preferred Stock it receives pursuant to the terms of the Exchange Offer

          Section 2.16 NON-AFFILIATE. Fiducia represents that it is not under common control with the Company, and does not possess direct or indirect power to direct the management or policies of the Company, whether through voting securities, agreement or otherwise.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to Fiducia as of the Closing Date as follows:

          Section 3.1 DUE ORGANIZATION. The Company is a company duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization. The Company has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the issuance of the Preferred Stock.

          Section 3.2 DUE AUTHORIZATION. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement has been taken or will be taken prior to the Closing Date. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, issuance, sale and delivery of the Preferred Stock being sold hereunder has been taken or will be taken prior to the Expiration Date. This Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  Section 3.3 VALID ISSUANCE. The Preferred Stock, when issued, sold and delivered in accordance with the terms of the Exchange Offer for the consideration expressed therein, will be duly and validly issued, fully paid and non assessable.

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          Section 3.4 NO CONFLICTS. None of the execution and delivery of this
Agreement by the Company or the consummation by the Company of the transactions contemplated hereby at the time of their consummation shall (i) conflict with or result in any breach of the organizational documents of the Company, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Company is a party or by which the Company or any of its respective properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Company or any of its respective properties or assets.

                                   ARTICLE IV

                              COVENANTS OF FIDUCIA

          Section 4.1 NO ENCUMBRANCE. Fiducia agrees that, except as contemplated by the terms of this Agreement, Fiducia shall not and shall cause its affiliates not to (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to, or consent to, the sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Subject Notes, (ii) grant any proxies or powers of attorney in respect of the Subject Notes, or (iii) take any action that would have the effect of preventing or disabling Fiducia from performing its obligations under this Agreement.

          Section 4.2 CONSENT. Fiducia agrees to consent to the Amendments in the Consent Solicitation in the full amount of the Subject Notes, prior to the Expiration Date and to refrain from taking any action that would cause its consent to be withdrawn from the Consent Solicitation or rejected by the Company or the Exchange Agent for failure to satisfy the terms and requirements of the Consent Solicitation relating to the proper means of consenting to the Amendments. Fiducia further agrees that in the event all or any part of its consent is rejected in the Consent Solicitation due to any defect in form or procedure, Fiducia will use its best efforts to cure such defect and consent to the Amendments pursuant to the Consent Solicitation prior to the Expiration Date.

          Section 4.3 TENDER. Fiducia agrees to tender the Subject Notes pursuant to the terms of the Exchange Offer, on or prior to the Expiration Date and to refrain from taking any action which would cause the Subject Notes to be withdrawn from the Exchange Offer or rejected by the Company or the Exchange Agent for failure to satisfy the terms and requirements of the Exchange Offer relating to the proper tendering of securities. Fiducia further agrees that in the event all or any part of the Subject Notes are rejected for tender in the Exchange Offer due to any defect in form or procedure, Fiducia will use its best efforts to cure such defect and tender the Subject Notes pursuant to the terms of the Exchange Offer prior to the Expiration Date. Fiducia further agrees that when tendering the Subject Notes in the Exchange Offer, it will select to receive Preferred Stock from the Company in exchange for the Subject Notes, for all amounts of the Subject Notes so tendered.

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                                    ARTICLE V

                            COVENANTS OF THE COMPANY

          Section 5.1 CONSUMMATION OF THE EXCHANGE OFFER AND CONSENT SOLICITATION. The Company covenants to use its reasonable best efforts to consummate the Exchange Offer and Consent Solicitation in accordance with terms set forth in the Offering Circular; PROVIDED, HOWEVER, that the Company's obligation to consummate the Exchange Offer is conditioned upon, among other things, the satisfaction or waiver of certain conditions as described in the Offering Circular, including, but not limited to,

          (i) the valid tender, and acceptance by the Company of a minimum of $35.0 million and a maximum of $62.9 million in aggregate principal amount of the 9 1/4% Notes for exchange into New Notes prior to the Expiration Date,

          (ii) the receipt by the Company of at least $21.0 million in cash from holders of 9 1/4% Notes as partial consideration to exchange those notes for New Notes,

          (iii) the exchange of at least $35.0 million in aggregate principal amount of 9 1/4% Notes into Preferred Stock,

          (iv) the receipt of the consent of holders of 9 1/4% Notes to the Proposed Amendments representing at least a majority in aggregate principal amount of the 9 1/4% Notes, excluding notes owned by the Company and its affiliates on or prior to the Expiration Date,

          (v) the receipt by the Company's parent of waivers from holders of at least $25.6 million in aggregate principal amount of its 11 1/4% senior discount notes due 2008 to have their cash interest payments delayed until March 15, 2007 from September 15, 2003,

          (vi) the receipt of the consent of holders of the Company's parent's 11 1/4% senior discount notes representing at least a majority in aggregate principal amount of such notes, excluding notes owned by the Company and its affiliates on or prior to the Expiration Date, to amend the indenture governing such notes to eliminate substantially all of the financial and restrictive covenants,

          (vii) the entering into of a new senior credit facility, and

          (viii)the effectiveness of all agreements, including the new senior credit facility, governing the transactions contemplated in the Offering Circular in accordance with their terms.

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                                   ARTICLE VI

                                  MISCELLANEOUS

          Section 6.1 PUBLICATION. Fiducia hereby permits the Company to publish and disclose in the Offering Circular the nature of its commitments, arrangements and understandings pursuant to this Agreement.

          Section 6.2 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

          Section 6.3 BINDING EFFECT; BENEFIT; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, except by will or by the laws of descent and distribution, without the prior written consent of each of the other parties, except that the Company may assign and transfer its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of the Company. Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto, any rights or remedies.

                  Section 6.4 AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

          Section 6.5 NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile (upon confirmation of receipt), as follows:

          (i)    If to Fiducia, at the address set forth below:

                 Fiducia Ltd.
                 Fourth Floor
                 British America Building
                 P.O. Box HM3143
                 Hamilton, Bermuda HM NX

          (ii)   If to the Company, at the address set forth below:

                 APCOA/Standard Parking, Inc.
                 900 North Michigan Avenue
                 Suite 1600
                 Chicago, Illinois  60611
                 Attention:  Robert Sacks, Esq.

                                      8
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                 with a copy (which shall not constitute notice) to:

                 White & Case LLP
                 1155 Avenue of the Americas
                 New York, New York  10036
                 Attention:   Timothy B. Goodell, Esq.
                              Jonathan E. Kahn, Esq.
                 Fax:  212-354-8113

or to such other Person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery, except for a notice of a change of address, which shall be effective only upon receipt thereof.

          Section 6.6 SPECIFIC ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          Section 6.7 REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          Section 6.8 NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          Section 6.9 APPLICABLE LAW. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF. THE COMPETENT STATE OR FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY, AND THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH

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PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH
COURTS OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 6.10 HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 6.11 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

          Section 6.12 TERMINATION. This Agreement shall terminate, and neither the Company nor Fiducia shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the date on which the Exchange Offer and Consent Solicitation is withdrawn by the Company or expires in accordance with its terms and (ii) by the mutual consent of the Company and Fiducia.

                                      * * *

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          IN WITNESS WHEREOF, the Company and Fiducia have caused this Agreement to be duly executed as of the day and year first above written.

                                          APCOA/STANDARD PARKING, INC.

                                          By
                                            ----------------------------------
                                           Name: G. Marc Baumann
                                           Title:Executive Vice President, Chief
                                                 Financial Officer and Treasurer

                                         FIDUCIA LTD.

                                         By
                                           -----------------------------------
                                           Name:  John G. Wakely
                                           Title: Chairman

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
ARTICLE I   DEFINITIONS............................................................................................2

          Section 1.1  Generally...................................................................................2
          Section 1.2  Definitions.................................................................................2

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF FIDUCIA..............................................................2

          Section 2.1  Due Organization, etc.......................................................................2
          Section 2.2  Ownership of Fiducia........................................................................3
          Section 2.3  Power to Dispose and Consent................................................................3
          Section 2.4  No Conflicts................................................................................3
          Section 2.5  No Finder's Fees............................................................................3
          Section 2.6  No Encumbrances.............................................................................3
          Section 2.7  Investment Intent...........................................................................3
          Section 2.8  Reliance on Representations.................................................................4
          Section 2.9  Experienced Investor........................................................................4
          Section 2.10  Accredited Investor........................................................................4
          Section 2.11  Restricted Security........................................................................4
          Section 2.12  No Approval................................................................................4
          Section 2.13  Full Information...........................................................................4
          Section 2.14  Subject to Terms of Exchange Offer.........................................................5
          Section 2.15  Sole Consideration.........................................................................5
          Section 2.16  Non-Affiliate..............................................................................5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................5

          Section 3.1  Due Organization............................................................................5
          Section 3.2  Due Authorization...........................................................................5
          Section 3.3  Valid Issuance..............................................................................5
          Section 3.4  No Conflicts................................................................................6

ARTICLE IV  COVENANTS OF FIDUCIA...................................................................................6

          Section 4.1  No Encumbrance..............................................................................6
          Section 4.2  Consent.....................................................................................6
          Section 4.3  Tender......................................................................................6

ARTICLE V   COVENANTS OF THE COMPANY...............................................................................7

          Section 5.1  Consummation of the Exchange Offer and Consent Solicitation.................................7

ARTICLE VI  MISCELLANEOUS..........................................................................................8

                                        (i)

                                                                                                                PAGE
                                                                                                                ----
          Section 6.1  Publication.................................................................................8
          Section 6.2  Entire Agreement............................................................................8
          Section 6.3  Binding Effect; Benefit; Assignment.........................................................8
          Section 6.4  Amendments, Waivers, etc....................................................................8
          Section 6.5  Notices.....................................................................................8
          Section 6.6  Specific Enforcement........................................................................9
          Section 6.7  Remedies Cumulative.........................................................................9
          Section 6.9  Applicable Law..............................................................................9
          Section 6.10  Headings..................................................................................10
          Section 6.11  Counterparts..............................................................................10
          Section 6.12  Termination...............................................................................10

                                      (ii)